BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock Short-Term Municipal Fund
(the “Fund”)

SUPPLEMENT DATED AUGUST 3, 2009
TO THE PROSPECTUS

BlackRock Short-Term Municipal Fund’s prospectus is amended as set forth below.

Footnote 2 in the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares is revised as follows:

A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

Code# PRO-10051-0809-SUP3